                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 17-Jan-02

                         CIT Equipment Collateral 2001-1


  A New York                   Commission File              I.R.S. Employer
 Corporation                   No. 0001136811              No. 51-0407692



                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

    Item 5. Other

                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report

                                                                           Determination Date:                 01/17/02
                                                                            Collection Period:                 12/31/01
                                                                                 Payment Date:                 01/22/02

I.  AVAILABLE FUNDS

    A.  Available Pledged Revenues

        a.   Scheduled Payments Received                                                                  $23,370,312.40
        b.   Liquidation Proceeds Allocated to Owner Trust                                                    800,421.33
        c.   Required Payoff Amounts of Prepaid Contracts                                                   1,772,693.27
        d.   Required Payoff Amounts of Purchased Contracts                                                         0.00
        e.   Proceeds of Clean-up Call                                                                              0.00
        f.   Investment Earnings on Collection Account and Note Distribution Account                                0.00
                                                                                                         ---------------

                                                                     Total Available Pledged Revenues =   $25,943,427.00

    B.  Determination of Available Funds

        a.   Total Available Pledged Revenues                                                             $25,943,427.00
        b.   Receipt from Class A-4 Swap Counterparty                                                               0.00
        c.   Servicer Advances                                                                              3,231,070.89
        d.   Recoveries of  prior Servicer Advances                                                        (3,260,870.64)
        e.   Withdrawal from Cash Collateral Account                                                        2,310,826.30
                                                                                                          --------------

                                                                     Total Available Funds =              $28,224,453.55

II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

        1.   Reimbursement of Servicer Advances

        2    Servicing Fee                                                                                         355,085.40

        3    Class A-1 Note Interest Distribution                                                        0.00
             Class A-1 Note Principal Distribution                                                       0.00
                                  Aggregate Class A-1 distribution                                                       0.00

        4    Class A-2 Note Interest Distribution                                                  718,363.17
             Class A-2 Note Principal Distribution                                              23,864,129.81
                                  Aggregate Class A-2 distribution                                              24,582,492.98

        5.   Class A-3 Note Interest Distribution                                                1,015,491.67
             Class A-3 Note Principal Distribution                                                       0.00
                                  Aggregate Class A-3 distribution                                               1,015,491.67

        6.   Class A-4 Note Interest Distribution                                                  251,624.10
             Class A-4 Note Principal Distribution                                                       0.00
                                  Aggregate Class A-4 distribution                                                 251,624.10

        7.   Class B Note Interest Distribution                                                     37,710.07
             Class B Note Principal Distribution                                                   380,810.58
                                  Aggregate Class B distribution                                                   418,520.65

        8.   Class C Note Interest Distribution                                                     52,363.26
             Class C Note Principal Distribution                                                   507,747.44
                                  Aggregate Class C distribution                                                   560,110.70

        9.   Class D Note Interest Distribution                                                     72,319.06
             Class D Note Principal Distribution                                                   634,684.30
                                  Aggregate Class D distribution                                                   707,003.36

       10.   Payment due to the Class A-4 Swap Counterparty                                                        334,124.68

       11.   Deposit to the Cash Collateral Account                                                                      0.00

       12.   Amounts in accordance with the CCA Loan Agreement                                                           0.00

       13.   To the holder of the equity certificate                                                                     0.00


                                                              Collection Account Distributions =                28,224,453.55
                                                                                                                =============



    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

        1.   Payment due on the Senior Loan                                                                         74,896.00

        2.   Payment due on the Holdback                                                                                 0.00

        3.   Payment to the Depositor                                                                                    0.00
                                                                                                                -------------

                                                              Cash Collateral Account Distributions =               74,896.00
                                                                                                                =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

             --------------------------------------------------------------------------------------------
                     Distribution             Class A-1      Class A-2       Class A-3        Class A-4
                       Amounts                 Notes           Notes           Notes            Notes
             --------------------------------------------------------------------------------------------
         1.         Interest Due                    0.00      718,363.17    1,015,491.67      251,624.10
         2          Interest Paid                   0.00      718,363.17    1,015,491.67      251,624.10
         3        Interest Shortfall                0.00            0.00            0.00            0.00
                    ((1) minus (2))
         4          Principal Paid                  0.00   23,864,129.81            0.00            0.00

         5     Total Distribution Amount            0.00   23,864,129.81      251,624.10      334,124.68
                    ((2) plus (4))


             ---------------------------------------------------------------------------------------------
                      Distribution             Class B        Class C        Class D        Total Offered
                        Amounts                 Notes          Notes          Notes             Notes
             ---------------------------------------------------------------------------------------------
       1.            Interest Due              37,710.07       52,363.26       72,319.06     2,147,871.33
       2             Interest Paid             37,710.07       52,363.26       72,319.06     2,147,871.33
       3           Interest Shortfall               0.00            0.00            0.00             0.00
                     ((1) minus (2))
       4             Principal Paid           380,810.58      507,747.44      634,684.30    25,387,372.14

       5       Total Distribution Amount      418,520.65      560,110.70      707,003.36    26,135,513.31
                     ((2) plus (4))



IV.  Information Regarding the Securities

       A Summary of Balance Information

             -----------------------------------------------------------------------------------------------------------------
                                             Applicable  Principal Balance  Class Factor  Principal Balance     Class Factor
                         Class                 Coupon         Jan-02           Jan-02          Dec-01              Dec-01
                                                Rate       Payment Date     Payment Date    Payment Date        Payment Date
             -----------------------------------------------------------------------------------------------------------------
       a.           Class A-1 Notes              5.0325%            0.00         0.00000             0.00             0.00000
       b.           Class A-2 Notes              5.0200%  147,856,150.28         0.58211   171,720,280.09             0.67606
       c.           Class A-3 Notes              5.2300%  233,000,000.00         1.00000   233,000,000.00             1.00000
       d.           Class A-4 Notes              2.1225%  129,328,157.00         1.00000   129,328,157.00             1.00000
       e.            Class B Notes               5.3100%    8,141,238.95         0.64067     8,522,049.53             0.67064
       f.            Class C Notes               5.5300%   10,854,985.26         0.64067    11,362,732.70             0.67064
       g.            Class D Notes               6.1100%   13,568,731.58         0.64067    14,203,415.88             0.67064

       h.                      Total Offered Notes        542,749,263.06                   568,136,635.20

       i.                   One - Month Libor Rate               1.9325%

       B Other Information

             ---------------------------------------------------------------
                                           Scheduled          Scheduled
                                       Principal Balance   Principal Balance
                     Class                  Jan-02             Dec-01
                                         Payment Date       Payment Date
             ---------------------------------------------------------------
                   Class A-1 Notes                  0.00                0.00


             -----------------------------------------------------------------------------------------------------------------
                                                                Target            Class           Target             Class
                                             Class         Principal Amount       Floor       Principal Amount       Floor
                       Class              Percentage            Jan-02            Jan-02          Dec-01            Dec-01
                                                             Payment Date      Payment Date     Payment Date     Payment Date
             -----------------------------------------------------------------------------------------------------------------
                      Class A               94.00%            510,184,307.28                    534,048,437.09
                      Class B                1.50%              8,141,238.95           0.00       8,522,049.53            0.00
                      Class C                2.00%             10,854,985.26           0.00      11,362,732.70            0.00
                      Class D                2.50%             13,568,731.58           0.00      14,203,415.88            0.00



V.  PRINCIPAL

    A. MONTHLY PRINCIPAL AMOUNT

       1. Principal Balance of Notes and Equity Certificates                 568,136,635.20
          (End of Prior Collection Period)
       2. Contract Pool Principal Balance (End of Collection Period)         542,749,263.06
                                                                             --------------

                                 Total monthly principal amount               25,387,372.15



VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                           ---------------------------------------------------
                                                               Original           Jan-02           Dec-01
                                                                 Pool          Payment Date     Payment Date
                                                           ---------------------------------------------------
       1.  a. Contract Pool Balance                          847,157,614.00   542,749,263.06    568,136,635.20
           b. No of Contracts                                        47,846           43,657            44,111

       2.  Weighted Average Remaining Term                            40.60             32.1              32.9

       3.  Weighted Average Original Term                              44.1

    B. DELINQUENCY INFORMATION

                                       --------------------------------------------------------------------------
                                             % of           % of Aggregate
                                                            Required Payoff       No. Of     Aggregate Required
                                           Contracts            Amount           Accounts      Payoff Amounts
                                       --------------------------------------------------------------------------
         1.  Current                              92.29%              93.06%         40,293     512,709,671.88
             31-60 days                            4.19%               4.17%          1,828      22,976,732.34
             61-90 days                            1.64%               1.33%            716       7,302,390.97
             91-120 days                           0.95%               0.81%            414       4,479,826.60
             120+ days                             0.93%               0.63%            406       3,479,460.17

                     Total Delinquency            100.0%              100.0%         43,657     550,948,081.96

         2.  Delinquent Scheduled Payments:

             Beginning of Collection Period                                    8,228,618.65
             End of Collection Period                                          8,198,818.90
                                                                               ------------
                     Change in Delinquent Scheduled Payments                     (29,799.75)


    C. DEFAULTED CONTRACT INFORMATION

         1.  Required Payoff Amount on Defaulted Contracts                     3,526,590.46
         2.  Liquidation Proceeds received                                       800,421.33
                                                                               ------------
         3.  Current Liquidation Loss Amount                                   2,726,169.13

         4.  Cumulative Liquidation Losses to date                            11,482,988.71

                             % of Initial Contracts                                  3.946%
                  % of Initial Contract Pool Balance                                 1.355%


VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    A. CASH COLLATERAL ACCOUNT

         1.  Opening Cash Collateral Account                                                     41,189,906.05

         2.  Deposit from the Collection Account                                                          0.00

         3.  Withdrawls from the Cash Collateral Account                                         (2,310,826.30)

         4.  Available amount                                                                    38,879,079.75

         5.  Required Cash Collateral Account Amount                                             39,349,321.57

         6.  Cash Collateral Account Surplus/ (Shortfall)                                          (470,241.82)

         7   Release of Cash Collateral Surplus                                                           0.00

         8   Ending Cash Collateral Account                                                      38,879,079.75

    B. CASH COLLATERAL ACCOUNT LOANS

         1.  Available Funds
             a. Excess Spread from Collection Account                                                                     0.00
             b. Investment Earnings                                                                                  74,896.00

             Total Available Funds                                                                                   74,896.00

         2.  Distribution of Available Funds
             a. Senior Loan Interest                                                                                 74,896.00
             b. Senior Loan Principal                                                                                     0.00
             c. Holdback Amount Interest                                                                                  0.00
             d. Holdback Amount Principal                                                                                 0.00
             e. Remainder to the Depositor                                                                                0.00

         3.  Distribution of CCA Surplus:
             a. Senior Loan Principal                                                                                     0.00
             b. Holdback Amount Principal                                                                                 0.00
                                      Total Distribution of Surplus                                                       0.00

         4.  Summary of Balance and Rate Information
             Applicable Rates for the Interest Period:
             a. Libor Rate for the Interest Period                                                     1.9325%
             b. Senior Loan Interest Rate                                                              5.4325%
             c. Holdback Amount Interest Rate                                                          7.1825%


             ---------------------------------------------------------------
                                            Jan-02              Dec-01
                     Item                Payment Date        Payment Date
             ---------------------------------------------------------------
             a.  Senior Loan                5,520,978.43        5,520,978.43
             b.  Holdback Amount           42,357,880.69       42,357,880.69

VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                                   8,228,618.65
         2. Current Period Servicer Advance                                    3,231,070.89
         3. Recoveries of prior Servicer Advances                             (3,260,870.64)
         4. Ending Servicer Advance Balance                                    8,198,818.90

      D. OTHER RELATED INFORMATION

         1.  Discount Rate                                                          6.0260%

         2.  Life to Date Prepayment (CPR)                                             9.5%

         3.  Life to Date Substitutions:

             a. Prepayments                                             0.00

             b. Defaults                                                0.00

       NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    01/22/02

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer